                                                                    EXHIBIT 99.1



INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned herby certify that this report on Form 10-Q of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.


May 15, 2003                                     /s/ MICHAEL MCSHANE
                                                 -------------------------------
                                                 Name: Michael McShane
                                                 Title: Chief Executive Officer

                                                 /s/ LOUIS A. RASPINO
                                                 -------------------------------
                                                 Name: Louis A. Raspino
                                                 Title: Chief Financial Officer